U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): March 22, 2005

                        Select Media Communications, Inc.
            (Exact name of registrant as specified in its charter)

New York                            000-24706                  13-3415331
(State or Other Jurisdiction (Commission File Number)       I.R.S. Employer
of Incorporation) 					          Identification No.)

                44E 32nd ST, New York NY 10016 (212) 584-1900
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















ITEM  8.01 OTHER EVENTS.

	On March 17, 2005, the Company filed a Form 15 with the Securities & Exchange Commission terminating the registration of the Company under the Securities Act of 1934. The effect of this filing is to end the obligation of the Company to file periodic reports with the SEC. As a result, the public information regarding the Company contained in those reports, including financial information, will no longer be available and the common shares of the Company will no longer be considered to be registered with the SEC.

      The Company filed the Form 15 as part of the proposed resolution of an administrative proceeding begun by the SEC on February 15, 2005 against the Company under Section 12(j) of the 1934 Act as a result of the failure of the Company to comply with Section 13(a) of the 1934 Act and Rules 13a-1 and 13a-13 thereunder by failing to file Annual Reports on Form 10-K since May 2, 2002, for the fiscal year ended December 31, 2001, or Quarterly Reports on Form 10-Q for any fiscal period subsequent to its fiscal quarter ending March 31, 2002. In the Order Instituting Proceedings against the Company, the SEC seeks either to suspend for a period not to exceed 12 months or to revoke the registration of each class of securities of the Company registered under
Section 12 of the 1934 Act.

       On March 15, 2005, the Company submitted an Offer of Settlement in the administrative proceeding to resolve the issues raised in the administrative proceeding by admitting to the allegations in the Order Instituting Proceedings and agreeing to the entry of an order causing the registration of the common shares of the Company to be terminated. Entry of an order causing the termination of registration of the common shares of the Company is expected to be entered in the near future. In the meantime, the Company has filed the Form 15, voluntary terminating the registration of its common shares as well.

      The Company currently is not operating, and has engaged in no activity in 2003 or 2004, and has no operating capital or other funds and no business. It is anticipated that the Company will cease all activities and allow its corporate charter with the State of New York to lapse for lack of funds to pay any current or past due filing fees or franchise taxes.

ITEM  9.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibits are filed herewith:


	None

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: March 23, 2005


                            SELECT MEDIA COMMUNICATIONS, INC.



                            By /s/ Mitch Gutkowski
                               Mitch Gutkowski
                                President